Exhibit 99.1
COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended September 30, 2010
TABLE OF CONTENTS

Press Release	1

Condensed Consolidated Statements of Operations	5

Funds From Operations	6

Condensed Consolidated Balance Sheets	7

Key Ratios and Supplemental Information	8

Net Income (Loss) and Funds From Operations — Supplemental Detail	9

Portfolio Listing	16

Same Property Information	18

Square Feet Expiring:
Office	19
Retail	20
Industrial	21

Top 25 Largest Tenants	22

Inventory of Land Held	23

Inventory of Residential Lots	25

Inventory of Multi-Family Units Held for Sale	27

Debt Outstanding	28

Reconciliations of Non-GAAP Financial Measures	29

Discussion of Non-GAAP Financial Measures	34
Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Cameron Golden
Executive Vice President and	Director of Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1150	(404) 407-1984
jimfleming@cousinsproperties.com	camerongolden@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED SEPTEMBER 30, 2010
Highlights:
•	Reported FFO before certain charges of $0.10 per diluted share

•	Completed office and retail leasing totaling 645,000 square feet

•	Sold two assets for $88 million in proceeds

•	Eliminated near-term maturities of $122 million with sales and new financings

•	Posted leasing improvement across all asset classes
     ATLANTA (November 8, 2010) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and nine months ended September 30, 2010. All per share amounts are reported on a diluted basis; basic per share data is included in the Condensed Consolidated Statements of Income accompanying this release.
     Funds from Operations Available to Common Stockholders (“FFO”) was $886,000, or $0.01 per share, for the third quarter of 2010 compared with $(41.9) million, or $(0.71) per share, for the third quarter of 2009. FFO was $22.8 million, or $0.23 per share, for the nine months ended September 30, 2010 compared with $(99.3) million, or $(1.83) per share, for the same period in 2009.
     Net Income (Loss) Available to Common Stockholders (“Net Income (Loss) Available”) was $(8.4) million, or $(0.08) per share, for the third quarter of 2010 compared with $(57.1) million, or $(0.96) per share, for the third quarter of 2009. Net Income (Loss) Available was $(18.6) million, or $(0.18) per share, for the nine months ended September 30, 2010 compared with $22.2 million, or $0.41 per share, for the same period in 2009.
     FFO before a previously disclosed swap termination charge and separation expenses was $10.3 million, or $0.10 per share, for the third quarter of 2010. FFO for the nine months ended September 30,
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191 Peachtree Street NE • Suite 3600 • Atlanta, Georgia 30303-1740 • 404/407-1000 • FAX 404/407-1002

CUZ Reports Third Quarter Results

November 8, 2010
2010 was $34.8 million, or $0.35 per share, before these charges and certain non-cash impairment and predevelopment charges. A reconciliation of FFO and Net Income (Loss) Available before the swap termination payment, separation charges, and non-cash impairment and predevelopment charges is as follows:

	3rd Quarter 2010		Nine Months 2010
	$(000)	Per Share	$(000)	Per Share

FFO Before Certain Charges	$10,323	$0.10	$34,834	$0.35
Swap Termination, Separation and Non-Cash Impairment and Predevelopment Charges:
Swap Termination Payment	(9,235)		(9,235)
Separation Charges	(202)		(303)
Impairment on 60 North Market	—		(586)
Write-off of Predevelopment Project	—		(1,949)

Total	(9,437)	(0.09)	(12,073)	(0.12)

FFO	$886	$0.01	$22,761	$0.23

Net Income (Loss) Available Before Certain Charges	$1,055	$0.01	($6,477)	($0.06)
Swap Termination, Separation and Non-Cash Impairment and Predevelopment Charges	(9,437)	(0.09)	(12,073)	(0.12)

Net Loss Available	($8,382)	($0.08)	($18,550)	($0.18)

          FFO and Net Income (Loss) Available for the third quarter and nine months ended September 30, 2009 were reduced by $49.2 million and $137.9 million, respectively, of certain separation and non-cash impairment and valuation charges. Additionally, for the nine-month 2009 period, both FFO and Net Income Available included a $12.5 million gain on extinguishment of debt, and Net Income Available included the recognition of a deferred gain of $167 million related to a joint venture transaction with Prudential.
          Third quarter highlights included the following:
•	Sold San Jose MarketCenter, a 213,000-square-foot power center located in San Jose, California, for $85 million, generating a net gain of $6.6 million.

•	Obtained a new 10-year, $27 million mortgage loan with an interest rate of 6% secured by Meridian Mark Plaza, a 160,000-square-foot medical office building in Atlanta, and repaid a $22 million loan scheduled to mature in September 2010 with an interest rate of 8.27%.

•	Repaid the Company’s $100 million term loan and eliminated the interest rate swap associated with the term loan for a cost of approximately $9.2 million. Repayment of this loan correspondingly increased the Company’s borrowing capacity under its credit facility.

•	Executed or renewed leases covering 487,000 square feet of office space and 158,000 square feet of retail space.
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CUZ Reports Third Quarter Results

November 8, 2010
Highlights subsequent to quarter end included the following:

•	Sold 8995 Westside Parkway, a 51,000-square-foot office building in Atlanta, Georgia, for $3.2 million, generating an estimated net gain of $700,000.

•	Received a $1.1 million payment from the Company’s partner in the Oklahoma City predevelopment project representing a partial recovery of amounts previously written off.
          At September 30, 2010, the Company’s portfolio of operational office buildings was 90% leased, its portfolio of operational retail centers was 86% leased and its portfolio of operational industrial buildings was 90% leased.
               “The third quarter results illustrate significant progress in our continued efforts to lease vacant space, sell non-core assets and generate additional fee income,” said Larry Gellerstedt, CEO of Cousins. “We are particularly pleased with the disproportionate share of leasing we’ve achieved in our core markets in the face of challenging market conditions.”
          The Condensed Consolidated Statements of Operations, Condensed Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1984.
          The Company will conduct a conference call at 9:30 a.m. (Eastern Time) on Tuesday, November 9, 2010, to discuss the results of the quarter ended September 30, 2010. The number to call for this interactive teleconference is (303) 223-2680. A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21484696. The replay can be accessed on the Company’s website, www.cousinsproperties.com, through the “Q3 2010 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s website for 14 days.
          Cousins Properties Incorporated is a leading diversified real estate company with extensive experience in development, acquisition, financing, management and leasing. Based in Atlanta, the Company actively invests in office, multi-family, retail and land development projects. Since its founding in 1958, Cousins has developed 20 million square feet of office space, 20 million square feet of retail space, more than 3,500 multi-family units and more than 60 single-family neighborhoods. The Company
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CUZ Reports Third Quarter Results

November 8, 2010
is a fully integrated equity real estate investment trust (REIT) and trades on the New York Stock Exchange under the symbol CUZ. For more, please visit www.cousinsproperties.com.
     Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, availability and terms of capital and financing; national and local economic conditions; the real estate industry in general and in specific markets; the potential for recognition of additional impairments due to continued adverse market and economic conditions; leasing risks; the financial condition of existing tenants; competition from other developers or investors; the risks associated with development projects; rising interest and insurance rates; the availability of sufficient development or investment opportunities; environmental matters; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.
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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
REVENUES:
Rental property revenues	$36,255	$36,205	$106,997	$105,392
Fee income	8,690	9,510	25,241	25,726
Multi-family residential unit sales	6,637	9,228	24,726	10,413
Residential lot and outparcel sales	630	1,150	14,765	7,026
Other	245	675	540	2,893

	52,457	56,768	172,269	151,450

COSTS AND EXPENSES:
Rental property operating expenses	15,276	16,617	45,172	47,260
Multi-family residential unit cost of sales	5,190	7,372	19,268	8,557
Residential lot and outparcel cost of sales	549	979	9,920	4,732
General and administrative expenses	8,109	9,180	26,648	28,546
Separation expenses	202	724	303	3,094
Reimbursed general and administrative expenses	3,522	3,979	11,531	12,237
Depreciation and amortization	13,977	13,264	41,610	40,428
Interest expense	8,702	10,793	28,769	30,278
Impairment loss	—	4,012	586	40,512
Other	964	1,723	5,489	7,701

	56,491	68,643	189,296	223,345

LOSS ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAPS	(9,235)	—	(9,827)	—

LOSS FROM CONTINUING OPERATIONS BEFORE TAXES, UNCONSOLIDATED JOINT VENTURES AND SALE OF INVESTMENT PROPERTIES	(13,269)	(11,875)	(26,854)	(71,895)

BENEFIT (PROVISION) FOR INCOME TAXES FROM OPERATIONS	(25)	(54)	1,107	(7,406)

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
Equity in net income (loss) from unconsolidated joint ventures	2,179	(19,926)	7,493	(19,337)
Impairment loss on investment in unconsolidated joint ventures	—	(22,928)	—	(51,058)

	2,179	(42,854)	7,493	(70,395)

LOSS FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	(11,115)	(54,783)	(18,254)	(149,696)

GAIN ON SALE OF INVESTMENT PROPERTIES	58	406	1,875	168,641

INCOME (LOSS) FROM CONTINUING OPERATIONS	(11,057)	(54,377)	(16,379)	18,945

INCOME FROM DISCONTINUED OPERATIONS:
Income from discontinued operations	25	1,041	2,743	1,897
Gain on extinguishment of debt	—	—	—	12,498
Gain on sale of investment properties	6,572	7	6,572	153

	6,597	1,048	9,315	14,548

NET INCOME (LOSS)	(4,460)	(53,329)	(7,064)	33,493

NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS	(696)	(531)	(1,806)	(1,641)

NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	(5,156)	(53,860)	(8,870)	31,852

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,226)	(3,228)	(9,680)	(9,682)

NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$(8,382)	$(57,088)	$(18,550)	$22,170

PER COMMON SHARE INFORMATION — BASIC AND DILUTED:
Income (loss) from continuing operations	$(0.15)	$(0.98)	$(0.28)	$0.14
Income from discontinued operations	0.06	0.02	0.09	0.27

Net income (loss) available to common stockholders — basic and diluted	$(0.08)	$(0.96)	$(0.18)	$0.41

DIVIDENDS DECLARED PER COMMON SHARE	$0.09	$0.15	$0.27	$0.65

WEIGHTED AVERAGE SHARES — BASIC AND DILUTED	101,893	59,403	100,995	54,152

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2010 AND 2009
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Net Income (Loss) Available to Common Stockholders	$(8,382)	$(57,088)	$(18,550)	$22,170
Depreciation and amortization:
Consolidated properties	13,977	13,264	41,610	40,428
Discontinued properties	19	604	845	1,877
Share of unconsolidated joint ventures	2,350	2,192	7,097	6,524
Depreciation of furniture, fixtures and equipment:
Consolidated properties	(441)	(829)	(1,470)	(2,727)
Discontinued properties	—	(4)	(5)	(12)
Share of unconsolidated joint ventures	(6)	(10)	(17)	(34)
Gain on sale of investment properties:
Consolidated	(58)	(406)	(1,875)	(168,641)
Discontinued properties	(6,572)	(7)	(6,572)	(153)
Share of unconsolidated joint ventures	—	—	—	(12)
Gain on sale of undepreciated investment properties	(1)	349	1,698	1,304

Funds From Operations Available to Common Stockholders	$886	$(41,935)	$22,761	$(99,276)

Per Common Share — Basic and Diluted:

Net Income (Loss) Available	$(0.08)	$(0.96)	$(0.18)	$0.41

Funds From Operations	$0.01	$(0.71)	$0.23	$(1.83)

Weighted Average Shares — Basic and Diluted	101,893	59,403	100,995	54,152

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share amounts)

	September 30, 2010	December 31, 2009
	(Unaudited)
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $258,897 and $233,091 in 2010 and 2009, respectively	$907,932	$1,006,760
Land held for investment or future development	126,210	137,233
Residential lots	63,586	62,825
Multi-family units held for sale	10,193	28,504

Total properties	1,107,921	1,235,322

OPERATING PROPERTY HELD FOR SALE, net of accumulated depreciation of $5,461	2,318	—

CASH AND CASH EQUIVALENTS	9,211	9,464
RESTRICTED CASH	17,632	3,585
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $5,143 and $5,734 in 2010 and 2009, respectively	45,306	49,678
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	163,231	146,150
OTHER ASSETS	45,433	47,353

TOTAL ASSETS	$1,391,052	$1,491,552

LIABILITIES AND EQUITY
NOTES PAYABLE	$514,363	$590,208
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	36,531	56,577
DEFERRED GAIN	4,275	4,452
DEPOSITS AND DEFERRED INCOME	17,287	7,465

TOTAL LIABILITIES	572,456	658,702

COMMITMENTS AND CONTINGENT LIABILITIES

REDEEMABLE NONCONTROLLING INTERESTS	13,482	12,591

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 2,993,090 shares issued and outstanding in 2010 and 2009	74,827	74,827
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 3,791,000 shares issued and outstanding in 2010 and 2009	94,775	94,775
Common stock, $1 par value, 150,000,000 shares authorized, 106,205,120 and 103,352,382 shares issued in 2010 and 2009, respectively	106,205	103,352
Additional paid-in capital	679,437	662,216
Treasury stock at cost, 3,570,082 shares in 2010 and 2009	(86,840)	(86,840)
Accumulated other comprehensive loss on derivative instruments	(94)	(9,517)
Distributions in excess of net income (loss)	(96,029)	(51,402)

TOTAL STOCKHOLDERS’ INVESTMENT	772,281	787,411

Nonredeemable noncontrolling interests	32,833	32,848

TOTAL EQUITY	805,114	820,259

TOTAL LIABILITIES AND EQUITY	$1,391,052	$1,491,552

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,672	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)	(8,595)	(8,382)	(18,550)

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF CERTAIN DEBT	74,469	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	886	22,761

	BASIC WEIGHTED AVERAGE COMMON SHARES	50,907	51,857	51,331	51,350	51,615	59,403	99,155	65,495	100,069	101,001	101,893	100,995
	DILUTED WEIGHTED AVERAGE COMMON SHARES	52,705	53,059	51,728	51,350	51,615	59,403	99,155	65,495	100,069	101,001	101,893	100,995

	NET INCOME (LOSS) PER COMMON SHARE — BASIC	4.27	0.34	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)	(0.09)	(0.08)	(0.18)
	NET INCOME (LOSS) PER COMMON SHARE — DILUTED	4.13	0.33	0.15	3.13	(1.58)	(0.96)	(0.08)	0.22	(0.02)	(0.09)	(0.08)	(0.18)

	FFO PER COMMON SHARE — BASIC	1.46	0.93	1.19	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14	0.08	0.01	0.23
	FFO PER COMMON SHARE — DILUTED	1.41	0.91	1.18	0.15	(1.26)	(0.71)	0.07	(1.40)	0.14	0.08	0.01	0.23

(A)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)(2)	13,354	18,488	21,329	1,462	933	2,035	2,069	6,499	1,009	1,724	3,337	6,070

	REGULAR COMMON DIVIDENDS:
	CASH	75,495	76,782	69,807	12,838	4,283	2,617	2,972	22,710	2,997	3,034	3,060	9,091
	COMMON STOCK	—	—	—	—	8,551	5,225	5,935	19,711	5,984	6,046	6,100	18,130

	SPECIAL COMMON DIVIDEND	175,470	—	—	—	—	—	—	—	—	—	—	—

	REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.36	0.25	0.25	0.15	0.09	0.74	0.09	0.09	0.09	0.27
	SPECIAL COMMON DIVIDEND PER SHARE	3.40	—	—	—	—	—	—	—	—	—	—	—

	COMMON STOCK PRICE AT PERIOD END	35.27	22.10	13.85	6.44	8.50	8.28	7.63	7.63	8.31	6.74	7.14	7.14
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	51,748	51,280	51,352	51,342	52,293	98,970	99,782	99,782	100,866	101,767	102,635	102,635

	PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	25.90	22.38	12.24	13.70	15.01	20.53	20.96	20.96	23.04	23.00	24.88	24.88
	NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	4,000	4,000	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993	2,993

	PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	25.53	20.59	12.00	13.16	14.73	19.53	20.90	20.90	21.97	21.49	24.40	24.40
	NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	4,000	4,000	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791	3,791

	COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196	685,910	732,814	732,814
	PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247	150,308	166,966	166,966
(B)	ADJUSTED DEBT (1)	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	616,566	616,566

	TOTAL MARKET CAPITALIZATION	2,407,388	2,078,650	1,867,304	1,505,587	1,632,050	1,794,518	1,635,465	1,635,465	1,713,187	1,523,051	1,516,346	1,516,346

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	16%	37%	58%	72%	67%	47%	45%	45%	42%	45%	41%	41%

(B)	RECOURSE DEBT (1)	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544	198,077	127,457	127,457

	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	9%	10%	26%	33%	36%	19%	14%	14%	13%	13%	8%	8%

	COMMON EQUITY MARKET CAPITALIZATION	1,825,152	1,133,288	711,225	330,642	444,491	819,472	761,337	761,337	838,196	685,910	732,814	732,814
	PREFERRED EQUITY MARKET CAPITALIZATION	205,720	171,880	82,126	90,894	100,766	135,485	141,965	141,965	152,247	150,308	166,966	166,966
(B)	TOTAL DEBT (INCLUDING SHARE OF JV’S) (1)	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229	738,668	666,754	666,754

	TOTAL MARKET CAPITALIZATION	2,518,106	2,151,523	1,932,464	1,568,753	1,693,551	1,854,157	1,690,565	1,690,565	1,766,672	1,574,886	1,566,534	1,566,534

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	19%	39%	59%	73%	68%	49%	47%	47%	44%	47%	43%	43%

	VARIOUS COVENANTS AS DEFINED UNDER THE COMPANY’S CREDIT FACILITY:
	LEVERAGE RATIO	29%	45%	51%	54%	52%	41%	40%	40%	41%	40%	38%	38%
	COVENANT REQUIREMENT — NO GREATER THAN	60%	60%	60%	60%	60%	60%	60%	60%	55%	55%	55%	55%

	FIXED CHARGES RATIO	2.4	2.5	2.2	2.1	2.0	1.8	1.7	1.7	1.9	1.7	1.8	1.8
	COVENANT REQUIREMENT — NO LESS THAN	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.5	1.3	1.3	1.3	1.3

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

	CONSOLIDATED ENTITY FFO AND NET INCOME (LOSS):

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	OFFICE:
(C)	CONSOLIDATED PROPERTIES (1):
	191 PEACHTREE	1,964	9,349	11,339	789	1,561	2,432	1,943	6,725	2,845	2,793	2,830	8,468
	AMERICAN CANCER SOCIETY CENTER	11,774	11,959	14,547	3,791	3,151	3,449	2,671	13,062	2,675	2,736	2,796	8,207
	TERMINUS 100	0	5,000	16,386	3,311	4,750	3,478	2,952	14,491	3,720	3,731	3,635	11,086
	ONE GEORGIA CENTER	(219)	(109)	2,650	1,039	1,039	1,100	1,127	4,305	1,029	1,025	1,027	3,081
	THE POINTS AT WATERVIEW	2,124	2,179	2,127	509	515	536	490	2,050	460	540	447	1,447
	LAKESHORE PARK PLAZA	922	1,794	2,141	567	545	540	534	2,186	561	521	527	1,609
	MERIDIAN MARK PLAZA	4,475	4,339	4,504	958	972	947	945	3,822	917	924	910	2,751
	555 NORTH POINT CENTER EAST	1,771	1,882	1,989	501	531	528	503	2,063	482	539	505	1,526
	333 NORTH POINT CENTER EAST	1,183	1,287	1,449	417	426	426	416	1,685	406	422	352	1,180
	200 NORTH POINT CENTER EAST	839	1,490	1,484	378	393	423	412	1,606	417	415	422	1,254
	100 NORTH POINT CENTER EAST	1,035	1,320	1,529	391	423	361	216	1,391	319	459	373	1,151
	600 UNIVERSITY PARK PLACE	1,107	1,557	1,679	394	394	396	369	1,553	418	349	322	1,089
	GALLERIA 75	897	649	591	22	67	65	107	261	55	87	63	205
	COSMOPOLITAN CENTER	13	341	459	139	129	138	148	554	115	126	110	351
	INHIBITEX	917	912	910	220	226	225	225	896	224	222	225	671
	221 PEACHTREE CENTER GARAGE	0	510	639	124	103	157	81	465	100	102	152	354

	SUBTOTAL — OFFICE CONSOLIDATED	28,802	44,460	64,423	13,550	15,225	15,201	13,139	57,115	14,743	14,991	14,696	44,430

(G)	JOINT VENTURE PROPERTIES (1):
	PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16	12	19	47
	OTHER — CP VENTURE TWO	157	(1)	0	(5)	0	0	0	(5)	0	0	0	0
	TEN PEACHTREE PLACE	2,239	2,020	2,099	526	541	561	557	2,185	571	583	582	1,736
	GATEWAY VILLAGE — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302	302	302	906
	EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,586	3,601	3,623	909	930	902	875	3,616	894	904	963	2,761
	PALISADES WEST — BUILDINGS 1 AND 2	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	1,223	3,678
	TERMINUS 200	0	0	115	21	17	20	0	58	0	(60)	50	(10)
	OTHER	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)	6	(18)	(34)

	SUBTOTAL — OFFICE JOINT VENTURE	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976	2,987	3,121	9,084

	SUBTOTAL — OFFICE CONSOLIDATED & JOINT VENTURE	47,431	51,466	71,896	16,475	18,302	18,275	16,114	69,166	17,719	17,978	17,817	53,514

	RETAIL:
(C)	CONSOLIDATED PROPERTIES (1):
	THE AVENUE CARRIAGE CROSSING	5,835	6,774	6,714	1,140	1,255	955	1,450	4,800	1,082	1,503	1,396	3,981
	THE AVENUE WEBB GIN	1,653	5,558	5,967	1,469	1,503	1,307	1,304	5,583	1,484	1,214	1,307	4,005
	THE AVENUE FORSYTH	0	0	2,527	1,025	955	821	896	3,697	1,588	1,458	1,638	4,684
	TIFFANY SPRINGS MARKETCENTER	0	0	1,257	803	900	919	707	3,329	741	817	835	2,393
	PROPERTIES CONTRIBUTED TO CP VENTURE FIVE (AVENUE FUND)	9,068	(45)	30	0	0	0	0	0	0	0	0	0

	SUBTOTAL — RETAIL CONSOLIDATED	16,556	12,286	16,495	4,437	4,613	4,002	4,357	17,409	4,895	4,992	5,176	15,063

(G)	JOINT VENTURE PROPERTIES (1):
	THE AVENUE MURFREESBORO	0	554	3,413	937	948	1,011	1,099	3,995	1,071	1,117	1,082	3,270
	NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105	133	129	367
	GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142	136	138	416
	LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56	40	52	148
	THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154	161	167	482
	THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117	106	118	341
	THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130	105	125	360
	THE AVENUE VIERA	947	620	625	155	148	148	127	578	153	131	131	415
	VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48	50	51	149
	MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0	0	0	0

	SUBTOTAL — RETAIL JOINT VENTURE	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976	1,979	1,993	5,948

	SUBTOTAL — RETAIL CONSOLIDATED & JOINT VENTURE	22,771	17,108	23,901	6,350	6,514	5,844	6,286	24,994	6,871	6,971	7,169	21,011

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (Continued):
(C)	INDUSTRIAL (1):
	KING MILL — BUILDING 3	405	1,155	923	236	236	283	292	1,047	339	418	470	1,227
	LAKESIDE RANCH — BUILDING 20	0	794	768	176	190	164	197	727	247	263	360	870
	JEFFERSON MILL — BUILDING A	0	0	(149)	(57)	(57)	(47)	(45)	(206)	(53)	(66)	262	143

	SUBTOTAL INDUSTRIAL CONSOLIDATED	405	1,949	1,542	355	369	400	444	1,568	533	615	1,092	2,240

(C)	OTHER RENTAL OPERATIONS (1):
	OTHER	206	82	(69)	(31)	26	(15)	50	30	18	59	15	92

	SUBTOTAL OTHER CONSOLIDATED	206	82	(69)	(31)	26	(15)	50	30	18	59	15	92

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	70,814	70,605	97,270	23,149	25,211	24,504	22,894	95,758	25,141	25,623	26,093	76,857

(D)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1)
	SAN JOSE MARKETCENTER	3,844	6,450	7,089	1,693	1,721	1,700	1,874	6,988	1,883	1,743	86	3,712
	8995 WESTSIDE PARKWAY	1,262	1,278	1,307	192	(18)	(58)	(2)	114	(43)	(58)	(53)	(154)
	OTHER	16,666	(568)	(611)	(7)	0	3	0	(4)	0	0	0	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,772	7,160	7,785	1,878	1,703	1,645	1,872	7,098	1,840	1,685	33	3,558

(E)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES (1):
	LOT SALES NET OF COST OF SALES — CONSOLIDATED	2,877	1,124	827	236	180	0	65	481	130	41	81	252
	LOT SALES NET OF COST OF SALES — JOINT VENTURES	8,217	1,822	795	95	210	211	15	531	520	458	397	1,375

	TOTAL LOT SALES NET OF COS	11,094	2,946	1,622	331	390	211	80	1,012	650	499	478	1,627

	OUTPARCEL SALES NET OF COST OF SALES — CONSOLIDATED	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593	0	0	4,593
	OUTPARCEL SALES NET OF COST OF SALES — JOINT VENTURES	0	0	0	0	0	0	0	0	86	0	(4)	82

	TOTAL OUTPARCEL SALES NET OF COS	1,656	1,017	2,390	582	1,125	171	39	1,917	4,679	0	(4)	4,675

	TRACT SALES NET OF COST OF SALES — CONSOLIDATED	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	(1)	1,698
	TRACT SALES NET OF COST OF SALES — JOINT VENTURES	6,675	651	3,192	235	0	4	25	264	46	102	2	150

	TOTAL TRACT SALES NET OF COS	9,156	5,628	12,396	331	746	353	19	1,449	743	1,104	1	1,848

	OTHER INVESTMENT PROPERTY SALES NET OF COST OF SALES — CONSOLIDATED	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0

	TOTAL OTHER INVESTMENT PROPERTY SALES NET OF COS	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0

	TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072	1,603	475	8,150

(F)	MULTI-FAMILY SALES, NET OF COST OF SALES (1):
	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176	1,835	1,447	5,458
	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	327

	TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293	1,880	1,612	5,785

	DEVELOPMENT INCOME
	DEVELOPMENT INCOME — COUSINS PROPERTIES SERVICES (3)	468	446	452	150	73	136	181	540	109	158	170	437
	DEVELOPMENT INCOME — OTHER	4,117	5,435	17,306	795	810	755	459	2,819	496	815	841	2,152

	TOTAL DEVELOPMENT INCOME	4,585	5,881	17,758	945	883	891	640	3,359	605	973	1,011	2,589

	MANAGEMENT FEES
	MANAGEMENT FEES — COUSINS PROPERTIES SERVICES (3)	14,625	17,202	16,929	4,293	4,275	3,931	3,416	15,915	3,690	3,438	3,239	10,367
	MANAGEMENT FEES — OTHER	9,812	7,580	8,475	2,313	2,162	2,224	2,029	8,728	2,748	2,003	2,175	6,926

	TOTAL MANAGEMENT FEES	24,437	24,782	25,404	6,606	6,437	6,155	5,445	24,643	6,438	5,441	5,414	17,293

	LEASING & OTHER FEES
	LEASING & OTHER FEES — COUSINS PROPERTIES SERVICES (3)	5,496	5,290	3,539	493	613	2,365	1,539	5,010	855	763	1,192	2,810
	LEASING & OTHER FEES — OTHER	947	361	961	0	239	99	456	794	440	1,036	1,073	2,549

	TOTAL LEASING & OTHER FEES	6,443	5,651	4,500	493	852	2,464	1,995	5,804	1,295	1,799	2,265	5,359

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

	TERMINATION FEES	631	5,193	407	359	1,097	261	0	1,717	8	33	26	67

	INTEREST INCOME & OTHER:
	CONTINUING OPERATIONS	988	1,374	3,742	620	142	414	79	1,255	116	138	219	473
	DISCONTINUED OPERATIONS	(246)	(138)	9	7	46	0	0	53	0	19	11	30

	TOTAL INTEREST INCOME & OTHER	742	1,236	3,751	627	188	414	79	1,308	116	157	230	503

	GAIN (LOSS) ON EXTINGUISHMENT OF DEBT AND INTEREST RATE SWAP	0	0	0	0	12,498	0	(2,766)	9,732	(592)	0	(9,235)	(9,827)

	GENERAL & ADMINISTRATIVE EXPENSES:
	GENERAL & ADMINISTRATIVE EXPENSES	(34,677)	(31,260)	(29,985)	(7,607)	(8,082)	(6,556)	(3,953)	(26,198)	(8,017)	(6,763)	(6,172)	(20,952)
	GENERAL & ADMINISTRATIVE EXPENSES — COUSINS PROPERTIES SERVICES (3)	(7,859)	(9,383)	(7,589)	(1,779)	(1,835)	(2,593)	(1,417)	(7,624)	(1,901)	(1,795)	(1,906)	(5,602)
	REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES	(7,129)	(5,783)	(5,207)	(1,452)	(1,334)	(1,389)	(1,203)	(5,378)	(1,859)	(1,203)	(1,337)	(4,399)
	REIMBURSED GENERAL & ADMINISTRATIVE EXPENSES -COUSINS PROPERTIES SERVICES (3)	(8,927)	(11,384)	(11,072)	(2,776)	(2,696)	(2,590)	(2,066)	(10,128)	(2,559)	(2,388)	(2,185)	(7,132)
	COMMISSION ON DEVELOPMENT FEE	0	0	(3,414)	(32)	(31)	(31)	(32)	(126)	(32)	(31)	(31)	(94)
	SEPARATION EXPENSES	0	0	(1,186)	(344)	(2,026)	(724)	(163)	(3,257)	(68)	(33)	(202)	(303)

	TOTAL GENERAL & ADMINISTRATIVE EXPENSES	(58,592)	(57,810)	(58,453)	(13,990)	(16,004)	(13,883)	(8,834)	(52,711)	(14,436)	(12,213)	(11,833)	(38,482)

	INTEREST EXPENSE:
	CONSOLIDATED DEBT:
	CREDIT FACILITY	(10,855)	(11,322)	(8,129)	(2,407)	(2,666)	(2,605)	(921)	(8,599)	(1,037)	(1,277)	(1,528)	(3,842)
	UNSECURED TERM LOAN	0	(1,977)	(5,952)	(1,387)	(1,647)	(1,552)	(1,506)	(6,092)	(1,616)	(1,866)	(56)	(3,538)
	THE AMERICAN CANCER SOCIETY CENTER	0	(3,027)	(9,007)	(2,215)	(2,240)	(2,264)	(2,263)	(8,982)	(2,215)	(2,240)	(2,263)	(6,718)
	333 & 555 NORTH POINT CENTER	(2,121)	(2,072)	(2,020)	(496)	(494)	(490)	(486)	(1,966)	(482)	(479)	(475)	(1,436)
	MERIDIAN MARK PLAZA	(1,991)	(1,959)	(1,923)	(475)	(473)	(470)	(468)	(1,886)	(465)	(462)	(425)	(1,352)
	600 UNIVERSITY PARK	(995)	(983)	(966)	(239)	(238)	(237)	(236)	(950)	(235)	(234)	(232)	(701)
	100 NORTH POINT CENTER EAST	(932)	(780)	(681)	(170)	(170)	(170)	(171)	(681)	(170)	(170)	(170)	(510)
	200 NORTH POINT CENTER EAST	(826)	(736)	(680)	(170)	(170)	(170)	(171)	(681)	(170)	(170)	(170)	(510)
	LAKESHORE PARK PLAZA	(631)	(612)	(788)	(285)	(284)	(282)	(281)	(1,132)	(280)	(278)	(278)	(836)
	THE POINTS AT WATERVIEW	(1,051)	(1,070)	(1,029)	(254)	(252)	(251)	(250)	(1,007)	(248)	(247)	(245)	(740)
	TERMINUS 100	0	(2,358)	(11,203)	(2,802)	(2,802)	(2,802)	(2,802)	(11,208)	(2,802)	(2,802)	(2,802)	(8,406)
	OTHER	(12,270)	(5,263)	(5,667)	(1,356)	(379)	(99)	(111)	(1,945)	(61)	(61)	(58)	(180)
	CAPITALIZED	20,553	23,343	14,894	1,826	1,255	599	56	3,736	0	0	0	0

	SUBTOTAL — CONSOLIDATED	(11,119)	(8,816)	(33,151)	(10,430)	(10,560)	(10,793)	(9,610)	(41,393)	(9,781)	(10,286)	(8,702)	(28,769)

(G)	JOINT VENTURE DEBT (1):
	THE AVENUE EAST COBB	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)	(83)	(57)	(224)
	TEN PEACHTREE PLACE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)	(189)	(188)	(566)
	CRAWFORD LONG MEDICAL OFFICE BUILDING	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)	(369)	(367)	(1,107)
	THE AVENUE MURFREESBORO	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)	(251)	(489)	(937)
	MSREF/TERMINUS 200	0	0	0	0	0	0	0	0	0	(3)	(34)	(37)
	TEMCO ASSOCIATES	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)	(27)	(27)	(80)
	CL REALTY	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)	(25)	(25)	(82)
	OTHER	(369)	0	(92)	(51)	(51)	(28)	0	(130)	0	0	0	0

	SUBTOTAL — JOINT VENTURE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)	(947)	(1,187)	(3,033)

	TOTAL INTEREST EXPENSE	(14,653)	(12,194)	(37,718)	(11,475)	(11,583)	(11,751)	(10,519)	(45,328)	(10,680)	(11,233)	(9,889)	(31,802)

	OTHER EXPENSES — CONTINUING OPERATIONS — CONSOLIDATED:
	PROPERTY TAXES & OTHER HOLDING COSTS	(524)	(579)	(1,482)	(681)	(1,095)	(1,634)	(1,420)	(4,830)	(825)	(1,029)	(860)	(2,714)
	PREDEVELOPMENT & OTHER	(2,287)	(2,689)	(4,567)	(865)	(3,337)	(89)	(4,022)	(8,313)	(503)	(2,168)	(104)	(2,775)
	NET INCOME ATTRIBUTABLE TO NONCONTROLLING INTERESTS (MINORITY INTEREST)	(4,130)	(1,656)	(2,378)	(412)	(698)	(531)	(611)	(2,252)	(526)	(584)	(696)	(1,806)
	IMPAIRMENT LOSS — CONSOLIDATED	0	0	(2,100)	0	(36,500)	(4,012)	0	(40,512)	0	(586)	0	(586)
	IMPAIRMENT LOSS — JOINT VENTURE INVESTMENTS	0	0	0	0	(28,130)	(22,928)	0	(51,058)	0	0	0	0

	TOTAL OTHER EXPENSES	(6,941)	(4,924)	(10,527)	(1,958)	(69,760)	(29,194)	(6,053)	(106,965)	(1,854)	(4,367)	(1,660)	(7,881)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

(G)	OTHER EXPENSES — JOINT VENTURES (1):
	IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0	0	0	0
	OTHER INCOME (EXPENSE), NET	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392	223	42	657

	TOTAL OTHER EXPENSES — JOINT VENTURES	(248)	(1,252)	25	(172)	(3,208)	(21,906)	(175)	(25,461)	392	223	42	657

	INCOME TAX (PROVISION)/BENEFIT:
	BENEFIT (PROVISION) FROM CONTINUING OPERATIONS	(4,193)	4,423	8,770	3,941	31,427	5,459	2,607	43,434	1,206	(102)	205	1,309
	VALUATION ALLOWANCE	0	0	0	0	(42,720)	(5,513)	458	(47,775)	(60)	88	(230)	(202)
(D)	DISCONTINUED OPERATIONS (1)	(2)	0	0	0	0	0	0	0	0	0	0	0

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(4,195)	4,423	8,770	3,941	(11,293)	(54)	3,065	(4,341)	1,146	(14)	(25)	1,107

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS:
	CONSOLIDATED	(2,840)	(2,752)	(3,710)	(964)	(934)	(829)	(639)	(3,366)	(567)	(462)	(441)	(1,470)
(D)	DISCONTINUED OPERATIONS (1)	(71)	(41)	(33)	(4)	(4)	(4)	(4)	(16)	(4)	(1)	0	(5)
(G)	JOINT VENTURES (1)	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)	(5)	(6)	(17)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,923)	(2,798)	(3,822)	(978)	(952)	(843)	(655)	(3,428)	(577)	(468)	(447)	(1,492)

	PREFERRED STOCK DIVIDENDS	(15,250)	(15,250)	(14,957)	(3,227)	(3,227)	(3,228)	(3,225)	(12,907)	(3,227)	(3,227)	(3,226)	(9,680)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF CERTAIN DEBT	74,469	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	886	22,761

	LOSS ON EXTINGUISHMENT OF DEBT ASSOCIATED WITH PROPERTY SALES	(18,207)	0	0	0	0	0	0	0	0	0	0	0

	FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	56,262	48,437	61,014	7,554	(64,895)	(41,935)	7,316	(91,960)	13,980	7,895	886	22,761

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	3,012	5,535	10,799	167,434	801	406	(4)	168,637	756	1,061	58	1,875
(E)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES (1)	(14,348)	(13,161)	(10,611)	(209)	(746)	(349)	61	(1,243)	(697)	(1,002)	1	(1,698)
	DISCONTINUED OPERATIONS	86,495	18,095	2,472	0	146	7	(6)	147	0	0	6,572	6,572
(G)	JOINT VENTURES (1)	135,618	1,186	0	28	(16)	0	0	12	0	0	0	0

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	210,777	11,655	2,660	167,253	185	64	51	167,553	59	59	6,631	6,749

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
	CONSOLIDATED	(26,282)	(34,635)	(46,561)	(11,427)	(13,839)	(12,435)	(12,283)	(49,984)	(12,724)	(13,880)	(13,536)	(40,140)
(D)	DISCONTINUED OPERATIONS (1)	(14,497)	(3,214)	(3,107)	(661)	(604)	(600)	(602)	(2,467)	(600)	(221)	(19)	(840)
(G)	JOINT VENTURES (1)	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)	(2,448)	(2,344)	(7,080)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(49,598)	(42,420)	(56,084)	(14,236)	(16,603)	(15,217)	(15,149)	(61,205)	(15,612)	(16,549)	(15,899)	(48,060)

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	217,441	17,672	7,590	160,571	(81,313)	(57,088)	(7,782)	14,388	(1,573)	(8,595)	(8,382)	(18,550)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (4)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

COUSINS’ SHARE OF CP VENTURE TWO LLC:
OFFICE PORTFOLIO	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RETAIL PORTFOLIO	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%	10.32%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

OFFICE:
PRESBYTERIAN MEDICAL PLAZA	106	116	87	18	15	20	15	68	16	12	19	47
OTHER	157	(1)	0	(5)	0	0	0	(5)	0	0	0	0

SUBTOTAL OFFICE	263	115	87	13	15	20	15	63	16	12	19	47

RETAIL:
NORTH POINT MARKETCENTER	668	613	588	140	166	58	83	447	105	133	129	367
GREENBRIER MARKETCENTER	534	511	532	140	131	130	142	543	142	136	138	416
LOS ALTOS MARKETCENTER	358	345	303	63	53	49	40	205	56	40	52	148
MANSELL CROSSING II	153	72	(6)	0	0	0	0	0	0	0	0	0

SUBTOTAL RETAIL	1,713	1,541	1,417	343	350	237	265	1,195	303	309	319	931

TOTAL REVENUES LESS OPERATING EXPENSES	1,976	1,656	1,504	356	365	257	280	1,258	319	321	338	978
INTEREST EXPENSE	(231)	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	(20)	(2)	0	0	(2)	38	4	40	20	5	0	25

FUNDS FROM OPERATIONS	1,725	1,654	1,504	356	363	295	284	1,298	339	326	338	1,003
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(670)	(477)	(549)	(107)	(109)	(106)	(106)	(428)	(105)	(115)	(114)	(334)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	736	1,224	0	12	0		0	12	0	0	0	0

NET INCOME	1,791	2,401	955	261	254	189	178	882	234	211	224	669

COUSINS’ SHARE OF CP VENTURE FIVE:	40.63%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

THE AVENUE EAST COBB	1,382	723	710	176	168	176	141	661	154	161	167	482
THE AVENUE PEACHTREE CITY	843	491	458	117	110	109	118	454	117	106	118	341
THE AVENUE WEST COBB	1,132	685	586	133	123	109	132	497	130	105	125	360
THE AVENUE VIERA	947	620	625	155	148	148	127	578	153	131	131	415
VIERA MARKETCENTER	198	208	197	52	54	52	47	205	48	50	51	149

TOTAL REVENUES LESS OPERATING EXPENSES	4,502	2,727	2,576	633	603	594	565	2,395	602	553	592	1,747
INTEREST EXPENSE	(634)	(350)	(345)	(85)	(85)	(85)	(84)	(339)	(84)	(83)	(57)	(224)
OTHER, NET	(19)	76	23	0	0	6	29	35	7	(1)	21	27

FUNDS FROM OPERATIONS	3,849	2,453	2,254	548	518	516	510	2,092	525	469	556	1,550
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,018)	(1,205)	(1,203)	(271)	(207)	(238)	(234)	(950)	(236)	(267)	(208)	(711)

NET INCOME	1,831	1,248	1,051	277	311	278	276	1,142	289	202	348	839

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	2,239	2,020	2,099	526	541	561	557	2,185	571	583	582	1,736
INTEREST EXPENSE	(806)	(794)	(781)	(193)	(192)	(191)	(190)	(766)	(189)	(189)	(188)	(566)

FUNDS FROM OPERATIONS	1,433	1,226	1,318	333	349	369	367	1,418	382	394	394	1,170
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,060)	(1,052)	(1,044)	(260)	(261)	(260)	(262)	(1,043)	(264)	(264)	(264)	(792)

NET INCOME	373	174	274	73	88	109	105	375	118	130	130	378

COUSINS’ SHARE OF GATEWAY VILLAGE (5):

FUNDS FROM OPERATIONS — PREFERRED RETURN	1,208	1,208	1,208	302	302	302	302	1,208	302	302	302	906
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(32)	(32)	(32)	(8)	(8)	(8)	(8)	(32)	(8)	(8)	(8)	(24)

NET INCOME	1,176	1,176	1,176	294	294	294	294	1,176	294	294	294	882

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (4)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

COUSINS’ SHARE OF CRAWFORD LONG — CPI:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,586	3,601	3,623	909	930	902	875	3,616	894	904	963	2,761
OTHER, NET	0	0	0	0	0	1	0	1	0	0	0	0
INTEREST EXPENSE	(1,579)	(1,554)	(1,529)	(378)	(376)	(374)	(373)	(1,501)	(371)	(369)	(367)	(1,107)

FUNDS FROM OPERATIONS	2,007	2,047	2,094	531	554	528	502	2,115	523	535	596	1,654
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,468)	(1,352)	(1,287)	(312)	(307)	(303)	(304)	(1,226)	(300)	(342)	(297)	(939)

NET INCOME	539	695	807	219	247	226	198	890	223	193	299	715

COUSINS’ SHARE OF AVENUE MURFREESBORO:		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	554	3,413	937	948	1,011	1,099	3,995	1,071	1,117	1,082	3,270
OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86	0	(4)	82
OTHER, NET	0	0	27	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	(442)	(1,442)	(224)	(216)	(220)	(201)	(861)	(197)	(251)	(489)	(937)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(4)	(16)	(5)	(5)	(5)	(5)	(20)	(5)	(5)	(6)	(16)

FUNDS FROM OPERATIONS	0	108	1,982	708	727	786	893	3,114	955	861	583	2,399
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	(310)	(1,946)	(618)	(638)	(637)	(682)	(2,575)	(689)	(726)	(672)	(2,087)

NET INCOME (LOSS)	0	(202)	36	90	89	149	211	539	266	135	(89)	312

COUSINS’ SHARE OF PALISADES WEST LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	1,223	3,678

FUNDS FROM OPERATIONS	(11)	127	427	1,172	1,276	1,287	1,233	4,968	1,215	1,240	1,223	3,678
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(170)	(532)	(586)	(610)	(652)	(2,380)	(670)	(678)	(679)	(2,027)

NET INCOME (LOSS)	(11)	127	257	640	690	677	581	2,588	545	562	544	1,651

COUSINS’ SHARE OF MSREF/TERMINUS 200 LLC:										20%	20%	20%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	(60)	50	(10)
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(3)	(34)	(37)

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	(63)	16	(47)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(33)	(87)	(120)

NET INCOME (LOSS)	0	0	0	0	0	0	0	0	0	(96)	(71)	(167)

COUSINS’ SHARE OF TERMINUS 200 LLC:		50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	0	0	115	21	17	20	0	58	0	0	0	0
OTHER, NET	0	(193)	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	0	0	0	0	(20,932)	0	(20,932)	0	0	0	0

FUNDS FROM OPERATIONS	0	(193)	115	21	17	(20,912)	0	(20,874)	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(121)	(30)	(30)	(20)	0	(80)	0	0	0	0

NET INCOME (LOSS)	0	(193)	(6)	(9)	(13)	(20,932)	0	(20,954)	0	0	0	0

COUSINS’ SHARE OF 50 BISCAYNE, LLC:	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	10,172	(3,327)	2,144	0	0	0	59	59	123	0	(3)	120
OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)	45	168	207

FUNDS FROM OPERATIONS & NET INCOME (LOSS)	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	327

COUSINS’ SHARE OF OTHER:

REVENUES LESS OPERATING EXPENSES	11,344	(65)	(86)	(18)	(4)	(19)	(7)	(48)	(22)	6	(18)	(34)
INTEREST EXPENSE	0	0	0	(28)	(28)	(28)	0	(84)	0	0	0	0
OTHER, NET	(42)	(42)	(74)	(26)	(25)	(82)	4	(129)	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	11,290	(107)	(160)	(72)	(57)	(129)	(3)	(261)	(22)	6	(18)	(34)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,458)	(19)	(19)	(5)	(5)	(5)	(5)	(20)	(5)	(4)	(4)	(13)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	134,882	(41)	0	16	(16)	0	0	0	0	0	0	0

NET INCOME (LOSS)	142,714	(167)	(179)	(61)	(78)	(135)	(8)	(282)	(27)	2	(22)	(47)

COUSINS PROPERTIES INCORPORATED
NET INCOME (LOSS) AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except percentages)

JOINT VENTURES (4)	2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD

COUSINS’ SHARE OF TEMCO ASSOCIATES:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	7,523	697	1,037	0	0	4	0	4	0	(3)	0	(3)
INTEREST EXPENSE	(146)	(139)	(132)	(32)	(32)	(28)	(30)	(122)	(26)	(27)	(27)	(80)
OTHER, NET	125	(274)	(234)	(168)	(212)	(73)	(109)	(562)	641	(156)	(154)	331
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(63)	(5)	(9)	(5)	(7)	(26)	(1)	0	0	(1)
IMPAIRMENT LOSS	0	0	(22)	0	0	(631)	0	(631)	0	0	0	0

FUNDS FROM OPERATIONS	7,502	284	586	(205)	(253)	(734)	(146)	(1,338)	614	(186)	(181)	247
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(114)	(123)	(45)	(5)	(9)	5	(11)	(20)	(11)	(11)	(11)	(33)

NET INCOME (LOSS)	7,388	161	541	(210)	(262)	(728)	(157)	(1,357)	603	(197)	(192)	214

COUSINS’ SHARE OF CL REALTY, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	6,629	1,736	2,795	335	178	228	192	933	546	514	319	1,379
INTEREST EXPENSE	0	(99)	(246)	(82)	(71)	(31)	(31)	(215)	(32)	(25)	(25)	(82)
OTHER, NET	(137)	(638)	658	29	(343)	(233)	(103)	(650)	(276)	398	242	364
IMPAIRMENT LOSS	0	0	(325)	0	(2,619)	0	0	(2,619)	0	0	0	0

FUNDS FROM OPERATIONS	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238	887	536	1,661

NET INCOME (LOSS)	6,492	999	2,882	282	(2,855)	(37)	58	(2,552)	238	887	536	1,661

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	739	41	155	(5)	32	(17)	(152)	(142)	20	49	80	149
OTHER, NET	0	0	(1)	0	0	0	0	0	0	(23)	(67)	(90)

FUNDS FROM OPERATIONS	739	41	154	(5)	32	(17)	(152)	(142)	20	26	13	59

NET INCOME (LOSS)	739	41	154	(5)	32	(17)	(152)	(142)	20	26	13	59

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC:	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	(138)	0	(92)	(23)	(23)	0	0	(46)	0	0	0	0
OTHER, NET	(155)	(175)	(27)	(7)	(7)	0	0	(14)	0	0	0	0

FUNDS FROM OPERATIONS	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0	0	0	0

NET INCOME (LOSS)	(293)	(175)	(119)	(30)	(30)	0	0	(60)	0	0	0	0

NOTES:

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	The Company has excluded 2nd Generation TI and Leasing Costs and building capex associated with 191 Peachtree because this building was acquired for redevelopment. In previous quarters, the Company included certain costs related to 191 Peachtree; however, the current quarter’s presentation has been re-stated to exclude these costs.

(3)	Cousins Properties Services is the Company’s third-party management business which provides management, leasing and development of commercial office properties for third-party owners. Amounts for Cousins Properties Services do not include management, leasing and development services for the Company’s joint venture properties or development fees associated with various other unrelated third parties.

(4)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(5)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 5 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2009.

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2010

					Percent Leased
					(Fully Executed)		Economic Occupancy (a)
				Company’s	Prior	Current	Prior	Current
	Metropolitan		Rentable	Ownership	Quarter	Quarter	Quarter	Quarter
Property Description	Area	State	Square Feet	Interest	End	End	End	End
I. OFFICE OPERATING PROPERTIES
191 Peachtree Tower	Atlanta	Georgia	1,219,000	100.00%	76%	80%	75%	76%
Gateway Village (b)	Charlotte	North Carolina	1,065,000	50.00%	100%	100%	100%	100%
The American Cancer Society Center	Atlanta	Georgia	997,000	100.00%	86%	95%	86%	85%
Terminus 100	Atlanta	Georgia	656,000	100.00%	93%	93%	93%	93%
Terminus 200 (b)	Atlanta	Georgia	566,000	20.00%	36%	62%	9%	17%
One Georgia Center (b)	Atlanta	Georgia	376,000	88.50%	96%	96%	96%	96%
Emory University Hospital Midtown Medical Office Tower	Atlanta	Georgia	358,000	50.00%	98%	100%	98%	98%
Ten Peachtree Place (b)	Atlanta	Georgia	260,000	50.00%	94%	94%	94%	94%
Palisades West Building 1	Austin	Texas	216,000	50.00%	100%	100%	100%	100%
The Points at Waterview	Dallas	Texas	203,000	100.00%	92%	87%	92%	87%
Lakeshore Park Plaza (c)	Birmingham	Alabama	197,000	100.00%	98%	96%	96%	96%
Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	97%	97%	91%	97%
Palisades West Building 2	Austin	Texas	157,000	50.00%	86%	93%	31%	31%
555 North Point Center East	Atlanta	Georgia	152,000	100.00%	96%	98%	96%	96%
333 North Point Center East	Atlanta	Georgia	130,000	100.00%	95%	95%	95%	95%
200 North Point Center East	Atlanta	Georgia	130,000	100.00%	100%	100%	100%	100%
100 North Point Center East	Atlanta	Georgia	128,000	100.00%	96%	96%	88%	96%
600 University Park Place (c)	Birmingham	Alabama	123,000	100.00%	97%	98%	97%	97%
Galleria 75	Atlanta	Georgia	111,000	100.00%	67%	74%	61%	74%
Cosmopolitan Center	Atlanta	Georgia	84,000	100.00%	94%	93%	94%	93%
Presbyterian Medical Plaza	Charlotte	North Carolina	69,000	11.50%	78%	78%	78%	78%
8995 Westside Parkway (d)	Atlanta	Georgia	51,000	100.00%	0%	0%	0%	0%
Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%	100%	100%

Total Office Operating Portfolio			7,459,000			90%		86%

II. RETAIL OPERATING PROPERTIES
The Avenue Murfreesboro	Nashville	Tennessee	751,000	50.00%	84%	85%	80%	84%
The Avenue Carriage Crossing (c)	Memphis	Tennessee	511,000	100.00%	90%	90%	90%	90%
The Avenue Forsyth (b)	Atlanta	Georgia	472,000	88.50%	76%	78%	69%	74%
North Point MarketCenter	Atlanta	Georgia	401,000	10.32%	98%	99%	98%	98%
Greenbrier MarketCenter	Chesapeake	Virginia	376,000	10.32%	100%	100%	100%	100%
The Avenue Viera	Viera	Florida	332,000	11.50%	91%	91%	89%	88%
The Avenue Webb Gin	Atlanta	Georgia	322,000	100.00%	84%	88%	80%	80%
The Avenue West Cobb	Atlanta	Georgia	255,000	11.50%	92%	98%	83%	96%
Tiffany Springs MarketCenter (b)	Kansas City	Missouri	238,000	88.50%	80%	80%	79%	80%
The Avenue East Cobb	Atlanta	Georgia	230,000	11.50%	94%	95%	92%	95%
The Avenue Peachtree City	Atlanta	Georgia	183,000	11.50%	95%	91%	92%	91%
Viera MarketCenter	Viera	Florida	178,000	11.50%	95%	99%	95%	99%
Los Altos MarketCenter	Long Beach	California	157,000	10.32%	100%	100%	59%	75%

TOTAL RETAIL OPERATING PROPERTIES			4,406,000			86%		83%

III. INDUSTRIAL OPERATING PROPERTIES
King Mill Distribution Park — Building 3 (b)	Atlanta	Georgia	796,000	75.00%	85%	100%	85%	100%
Lakeside Ranch Business Park — Building 20 (c)	Dallas	Texas	749,000	100.00%	77%	77%	77%	77%
Jefferson Mill Business Park — Building A (b)	Atlanta	Georgia	459,000	75.00%	100%	100%	0%	100%

TOTAL INDUSTRIAL OPERATING PROPERTIES			2,004,000			90%		90%

TOTAL OPERATING PORTFOLIO			13,869,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2010

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet	%	Development Properties
SUMMARY BY TYPE
Office	7,459,000	5,872,000	61%	90%
Retail	4,406,000	2,069,000	21%	86%
Industrial	2,004,000	1,690,000	18%	90%

TOTAL	13,869,000	9,631,000	100%

SUMMARY BY STATE
Georgia	8,547,000	6,422,000	67%	90%
Texas	1,325,000	1,138,000	12%	82%
Tennessee	1,262,000	886,000	9%	88%
North Carolina	1,134,000	540,000	6%	100%
Alabama	320,000	320,000	3%	97%
Missouri	238,000	211,000	2%	80%
Florida	510,000	59,000	1%	94%
Virginia	376,000	39,000	0%	100%
California	157,000	16,000	0%	100%

	13,869,000	9,631,000	100%

(a)	Economic Occupancy represents the percentage of a property’s square footage where rental revenue is being recognized. It excludes leases that are executed but whose term has not commenced.

(b)	This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(c)	These properties are shown as 100% owned by the Company; however, they are owned in a joint venture with a third party who may receive a participation in operations and/or on sale of the property depending upon achievement of certain thresholds.

(d)	Property was sold in October 2010.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Third Quarter 2010 vs			Nine Months
	Second Quarter 2010			2010 vs 2009
	Office	Retail	Total	Office	Retail	Total
Rental Property Revenues (1) less Operating Expenses	-0.8%	3.7%	0.9%	0.5%	1.3%	0.8%

Cash Basis Rental Property Revenues (2) less Operating Expenses	-0.7%	3.7%	1.0%	1.4%	2.3%	1.8%

Properties included in the Same Property portfolio (3)	Office

	191 Peachtree Tower	333 Northpoint Center East
	Gateway Village	200 Northpoint Center East
	The American Cancer Society Center	100 Northpoint Center East
	Terminus 100	600 University Park Place
	One Georgia Center	Galleria 75
	Emory University Hospital Midtown Medical Office Tower	Cosmopolitan Center
	Ten Peachtree Place	Presbyterian Medical Plaza
	The Points at Waterview	8995 Westside Parkway
	Lakeshore Park Plaza	Inhibitex
	Meridian Mark Plaza	Palisades West Building 1 (3Q to 2Q only)
	555 Northpoint Center East	Palisades West Building 2 (3Q to 2Q only)

Retail

	The Avenue Murfreesboro	The Avenue East Cobb
	The Avenue Carriage Crossing	The Avenue Peachtree City
	North Point MarketCenter	Viera MarketCenter
	Greenbrier MarketCenter	Los Altos MarketCenter
	The Avenue Viera	The Avenue Forsyth (3Q to 2Q only)
	The Avenue Webb Gin	Tiffany Springs MarketCenter (3Q to 2Q only)
The Avenue West Cobb

(1)	Rental Property Revenues includes rental property revenues of the Company and its unconsolidated joint ventures.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(3)	Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2010
OFFICE
As of September 30, 2010, the Company’s office portfolio included 23 commercial office buildings. The weighted average remaining lease term of these office buildings was approximately eight years as of September 30, 2010. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring	87,665	460,302	207,302	542,101	248,460	402,316	695,744	424,172	279,337	1,965,167	5,312,566
% of Leased Space	2%	9%	4%	10%	5%	7%	13%	8%	5%	37%	100%
Annual Contractual Rent (000’s) (1)	$1,246	$5,448	$2,942	$8,902	$4,309	$7,054	$12,889	$10,133	$7,179	$39,384	$99,486
Annual Contractual Rent/Sq. Ft. (1)	$14.21	$11.84	$14.19	$16.42	$17.34	$17.53	$18.53	$23.89	$25.70	$20.04	$18.73

Wholly Owned:
Square Feet Expiring	86,407	447,911	164,611	386,209	210,600	378,487	141,232	338,428	216,350	1,530,738	3,900,973 (2)
% of Leased Space	2%	11%	4%	10%	5%	10%	4%	9%	6%	39%	100%
Annual Contractual Rent (000’s) (1)	$1,214	$5,261	$2,153	$6,013	$3,440	$6,723	$2,569	$7,975	$5,732	$31,303	$72,383
Annual Contractual Rent/Sq. Ft. (1)	$14.05	$11.75	$13.08	$15.57	$16.33	$17.76	$18.19	$23.56	$26.50	$20.45	$18.55

Joint Venture:
Square Feet Expiring	1,421	26,743	106,398	294,157	101,506	34,534	1,127,710	174,606	124,146	806,377	2,797,598 (3)
% of Leased Space	0%	1%	4%	11%	4%	1%	40%	6%	4%	29%	100%
Annual Contractual Rent (000’s) (1)	$36	$416	$2,071	$5,604	$2,486	$538	$21,143	$4,394	$2,874	$18,050	$57,612
Annual Contractual Rent/Sq. Ft. (1)	$25.33	$15.55	$19.46	$19.05	$24.49	$15.57	$18.75	$25.16	$23.15	$22.38	$20.59

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of September 30, 2010 out of approximately 4,392,000 total rentable square feet.

(3)	Rentable square feet leased as of September 30, 2010 out of approximately 3,067,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2010
RETAIL
As of September 30, 2010, the Company’s retail portfolio included 13 retail properties. The weighted average remaining lease term of these retail properties was approximately eight years as of September 30, 2010. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring (1)	40,438	76,962	61,596	58,342	77,952	106,186	257,844	117,809	325,200	657,117	1,779,446
% of Leased Space	2%	4%	4%	3%	4%	6%	15%	7%	18%	37%	100%
Annual Contractual Rent (000’s) (2)	$401	$1,206	$1,240	$1,440	$1,583	$2,541	$5,928	$3,049	$7,402	$10,137	$34,927
Annual Contractual Rent/Sq. Ft. (2)	$9.92	$15.68	$20.13	$24.68	$20.31	$23.93	$22.99	$25.88	$22.76	$15.43	$19.63

Wholly Owned:
Square Feet Expiring (1)	12,090	32,804	28,776	14,546	41,036	43,511	211,541	71,602	54,382	230,115	740,403 (3)
% of Leased Space	2%	4%	4%	2%	5%	6%	29%	10%	7%	31%	100%
Annual Contractual Rent (000’s) (2)	$144	$603	$575	$373	$742	$1,242	$5,059	$2,068	$1,388	$1,656	$13,850
Annual Contractual Rent/Sq. Ft. (2)	$11.93	$18.39	$19.99	$25.67	$18.09	$28.55	$23.92	$28.88	$25.52	$7.19	$18.71

Joint Venture:
Square Feet Expiring (1)	70,574	301,799	280,189	175,446	194,478	355,015	243,900	238,163	470,872	915,478	3,245,914 (4)
% of Leased Space	2%	9%	9%	5%	6%	11%	8%	7%	15%	28%	100%
Annual Contractual Rent (000’s) (2)	$1,008	$4,233	$5,476	$4,400	$4,196	$7,134	$4,624	$5,068	$10,187	$15,483	$61,809
Annual Contractual Rent/Sq. Ft. (2)	$14.29	$14.02	$19.54	$25.08	$21.58	$20.10	$18.96	$21.28	$21.63	$16.91	$19.04

(1)	Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Gross leasable area leased as of September 30, 2010 out of approximately 833,000 total gross leasable area.

(4)	Gross leasable area leased as of September 30, 2010 out of approximately 3,573,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2010
INDUSTRIAL
As of September 30, 2010, the Company’s industrial portfolio included three buildings. The weighted average remaining lease term of these properties was approximately nine years as of September 30, 2010. The leases provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2019 &
	2010	2011	2012	2013	2014	2015	2016	2017	2018	Thereafter	Total
Company’s % share of Joint Venture Properties:
Square Feet Expiring	89,288	—	355,621	—	—	508,050	223,190	—	—	344,351	1,520,500
% of Leased Space	6%	0%	23%	0%	0%	33%	15%	0%	0%	23%	100%
Annual Contractual Rent (000’s) (1)	$223	$0	$1,149	$0	$0	$1,471	$714	$0	$0	$1,615	$5,172
Annual Contractual Rent/Sq. Ft. (1)	$2.50	$0.00	$3.23	$0.00	$0.00	$2.90	$3.20	$0.00	$0.00	$4.69	$3.40

Joint Venture:
Square Feet Expiring	119,050	—	355,621	—	—	677,400	223,190	—	—	459,134	1,834,395 (2)
% of Leased Space	6%	0%	19%	0%	0%	37%	12%	0%	0%	26%	100%
Annual Contractual Rent (000’s) (1)	$298	$—	$1,149	$—	$—	$1,962	$714	$—	$—	$2,153	$6,276
Annual Contractual Rent/Sq. Ft. (1)	$2.50	$—	$3.23	$—	$—	$2.90	$3.20	$—	$—	$4.69	$3.42

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Rentable square feet leased as of September 30, 2010 out of approximately 2,004,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET OF TOTAL PORTFOLIO
As of September 30, 2010

		Percentage of Total Portfolio at	Average Remaining Lease
Tenant (1)	Product Type	the Company’s Share (2)	Term (Years)
1. Briggs & Stratton Corporation	Industrial	6.2%	3.9
2. Bank of America	Office	5.9%	6.1
3. HD Supply	Industrial	3.7%	1.7
4. SYX Distribution	Industrial	3.6%	19.8
5. Deloitte & Touche	Office	3.2%	13.7
6. American Cancer Society	Office	2.9%	11.8
7. Georgia Department of Transportation	Office	2.7%	8.8
8. Owens & Minor Distribution, Inc	Industrial	2.3%	5.2
9. US South Communications	Office	1.9%	11.2
10. MedAssets Net Revenue Systems, LLC	Office	1.3%	4.5
11. Internap Network Services	Office	1.2%	9.6
12. AGL Services Company	Office	1.2%	2.5
13. Dimensional Fund Advisors	Office	1.1%	13.0
14. Bombardier Aerospace Corporation	Office	1.0%	2.4
15. Georgia Lottery Corporation	Office	1.0%	12.8
16. Barnes & Noble	Retail	1.0%	6.2
17. Turner Broadcasting System, Inc.	Office	0.9%	0.7
18. CB Richard Ellis	Office	0.9%	8.8
19. Emory University	Office	0.8%	6.3
20. Citigroup	Office	0.7%	8.0
21. The Gap Inc.	Retail	0.7%	3.5
22. Premiere Global Services, Inc.	Office	0.7%	7.9
23. Limited Brands	Retail	0.7%	6.6
24. KIDS II, Inc.	Office	0.7%	1.3
25. Best Buy	Retail	0.6%	7.8

Total leased square feet of Top 25 Largest Tenants		46.9%	9.0

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of all office, retail and industrial properties.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of September 30, 2010

		Company’s		Developable			Cost
		Ownership		Land Area		Year	Basis
Description and Location	Zoned Use	Interest		(Acres)		Acquired	($000) (1)
COMMERCIAL INVESTMENTS
Round Rock Land
Austin, TX	Retail and Commercial	100%		60		2005	$17,115	(2)

Terminus
Atlanta, GA	Mixed Use	100%		4		2005	12,642	(2)

615 Peachtree Street
Atlanta, GA	Mixed Use	100%		2		1996	12,492	(2)

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%		36		1971-1989	10,598

Land Adjacent to The Avenue Forsyth
Suburban Atlanta, GA	Retail	94	%(3)	15		2007	10,442	(2)

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100%		86	(4)	2005	10,089	(2)

Lakeside Ranch Business Park
Dallas, TX	Industrial and Commercial	100	%(5)	51		2006	9,821	(2)

Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100%		117	(4)	2006	9,195	(2)

549 / 555 / 557 Peachtree Street
Atlanta, GA	Mixed Use	100%		1		2004 / 2009	8,794	(2)

North Point
Suburban Atlanta, GA	Mixed Use	100%		46		1970-1985	6,911	(2)

Research Park V
Austin, TX	Commercial	100%		6		1998	4,963	(2)

Lancaster
Dallas, TX	Industrial	100	%(5)	47		2007	4,844	(2)

Land Adjacent to The Avenue Murfreesboro
Suburban Nashville, TN	Retail	50%		6		2006	2,050

Land Adjacent to The Avenue Carriage Crossing
Suburban Memphis, TN	Retail	100	%(5)	2		2004	1,969	(2)

Wildwood Office Park
Suburban Atlanta, GA	Mixed Use	100%		23		1971-1989	995	(2)

Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Retail	100%		2		2005	946	(2)

TOTAL COMMERCIAL INVESTMENTS				504			123,866

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD
As of September 30, 2010

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000) (1)
RESIDENTIAL INVESTMENTS
Blalock Lakes
Suburban Atlanta, GA	Residential	100%		1,205	2008	$9,650	(2)

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%		5,517	2005	6,579

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%		15	2005	5,773

Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50	%(5)	1,187	2004	5,342	(2)

Happy Valley
Suburban Atlanta, GA	Residential	50%		228	2003	844

Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%		363	2002	—	(6)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%		123	2002	—	(6)

Seven Hills
Suburban Atlanta, GA	Residential and Mixed Use	50%		112	2002-2005	—	(6)

Waterford Park
Rosenberg, TX	Commercial	50%		37	2005	—	(6)

Village Park
McKinney, TX	Residential	50%		2	2003-2005	—	(6)

TOTAL RESIDENTIAL INVESTMENTS				8,789		28,188

TOTAL LAND HELD				9,293		$152,054

(1)	Cost Basis reflects the Company’s basis for consolidated properties and the Company’s share of the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(2)	The cost basis of these consolidated properties aggregates to $126,210,000, as reflected on the Condensed Consolidated Balance Sheet.

(3)	Ownership percentage reflects blended ownership. A portion of the developable land area is owned 100% by the Company and a portion is owned 88.5% by a consolidated joint venture.

(4)	A third party has the option to purchase certain tracts aggregating approximately 145 acres through June 30, 2011, under certain circumstances.

(5)	This project is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale most likely will be disproportionate.

(6)	These residential communities have adjacent land that may be sold to third parties in large tracts for residential, multi-family or commercial development. The cost basis of these tracts and the lot inventory are included on the Inventory of Residential Lots schedule.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of September 30, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)
Cousins Real Estate Corporation (Consolidated)
The Lakes at Cedar Grove	2001	20	906	73	—	—	702	204	$5,106
Fulton County Suburban Atlanta, GA
Callaway Gardens (50% owned) (4) (5)	2006	10	559	103	3	8	28	531	15,736
Harris County Pine Mountain, GA
Blalock Lakes (5)	2006	14	154	86	—	1	19	135	39,246
Coweta County Suburban Atlanta, GA
Longleaf at Callaway (5)	2002	10	138	13	—	—	125	13	388
Harris County Pine Mountain, GA
River’s Call	1999	13	107	13	—	—	94	13	458
East Cobb County Suburban Atlanta, GA
Tillman Hall	2008	5	29	23	1	2	6	23	2,652
Gwinnett County Suburban Atlanta, GA

Total Consolidated			1,893	311	4	11	974	919	63,586

Temco Associates, LLC (50% owned) (6)
Bentwater	1998	13	1,676	5	—	—	1,671	5	16
Paulding County Suburban Atlanta, GA
The Georgian (75% owned)	2003	24	1,385	259	—	—	288	1,097	23,625
Paulding County Suburban Atlanta, GA
Seven Hills	2003	17	1,081	331	1	2	636	445	16,683
Paulding County Suburban Atlanta, GA
Harris Place	2004	10	27	9	—	—	18	9	652
Paulding County Suburban Atlanta, GA

Total Temco			4,169	604	1	2	2,613	1,556	40,976

CL Realty, L.L.C. (50% owned) (6)
Summer Creek Ranch	2003	21	2,568	187	—	—	796	1,772	22,992
Tarrant County Fort Worth, TX
Long Meadow Farms (37.5% owned)	2003	16	2,083	100	22	51	658	1,425	12,956
Fort Bend County Houston, TX
Bar C Ranch	2004	20	1,199	91	8	31	223	976	7,274
Tarrant County Fort Worth, TX
Summer Lakes	2003	16	1,123	170	2	7	332	791	7,217
Fort Bend County Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS
As of September 30, 2010

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining	Cost
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Basis
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	($000) (2)(3)
CL Realty, L.L.C., continued
Southern Trails (80% owned)	2005	11	1,027	77	36	62	434	593	$19,219
Brazoria County Pearland, TX
Village Park	2003	12	567	—	—	17	356	211	6,400
Collin County McKinney, TX
Waterford Park	2005	12	493	—	—	—	—	493	8,522
Fort Bend County Rosenberg, TX
Manatee River Plantation	2003	10	457	109	—	—	348	109	2,604
Manatee County Tampa, FL
Stonewall Estates (50% owned)	2005	9	379	19	6	34	254	125	6,155
Bexar County San Antonio, TX
Stillwater Canyon	2003	11	335	6	—	—	225	110	2,325
Dallas County DeSoto, TX
Creekside Oaks	2003	11	301	140	—	36	161	140	3,560
Manatee County Bradenton, FL
Village Park North	2005	10	189	8	—	—	71	118	2,371
Collin County McKinney, TX
Bridle Path Estates	2004	10	87	—	—	—	—	87	3,011
Hillsborough County Tampa, FL
West Park	2005	13	84	—	—	—	21	63	5,317
Cobb County Suburban Atlanta, GA

Total CL Realty			10,892	907	74	238	3,879	7,013	109,923

Total			16,954	1,822	79	251	7,466	9,488	$214,485

Company Share of Total			8,122	939	28	96	3,857	4,265	$120,705

Company Weighted Average Ownership			48%	52%	35%	38%	52%	45%	56%

(1)	This estimate represents the total projected development capacity for a development on owned land. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Cost Basis reflects the Company’s basis for consolidated properties and the venture’s basis for joint venture properties. In some cases, the Company’s share of a venture’s basis may be different than the Company’s investment due to capitalization of costs and impairments at the Company’s investment level.

(3)	Includes Cost Basis of land tracts as detailed on the Inventory of Land Held schedule.

(4)	Callaway Gardens is owned in a joint venture which is consolidated with the Company. The partner is entitled to a share of the profits after the Company’s capital is recovered.

(5)	All lots at Longleaf at Callaway and certain lots at Callaway Gardens and Blalock Lakes are sold to a homebuilding venture, of which the Company is a joint venture partner. As a result of this relationship, the Company defers some or all profits until houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments.

(6)	The Company owns 50% of Temco Associates, LLC and CL Realty, L.L.C. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 for a description of these entities.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE
As of September 30, 2010

	Total
	Units	Units Sold	Units Sold	Total	Remaining	Cost
	Developed /	in Current	Year to	Units	Units to be	Basis
	Purchased	Quarter	Date	Sold	Sold	($000)
10 Terminus Place (1)	137	18	59	114	23	$8,798
Atlanta, GA

60 North Market (2)	28	—	2	25	3	1,395
Asheville, NC

TOTAL CONSOLIDATED MULTI-FAMILY UNITS	165	18	61	139	26	$10,193

(1)	The total units sold does not include four units that closed but do not qualify as sales pursuant to accounting rules.

(2)	The project includes 9,224 square feet of for-sale commercial retail space. The commercial units are not included in the unit totals above but are included in the cost basis.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF MULTI-FAMILY UNITS HELD FOR SALE
As of September 30, 2010

				Rate		Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	End of		Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter		Recourse	Non-Recourse (1)	Share	to Maturity

CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 1.75%-2.25%; $350MM FACILITY)	$69,600	100%	8/29/2011	3.83	%(2)	$69,600	$—	$69,600
TERMINUS 100 (INTEREST ONLY)	180,000	100%	10/1/2012	6.13%		5,000	175,000	180,000
THE AMERICAN CANCER SOCIETY CENTER (INTEREST ONLY UNTIL 10/1/2011) (3)	136,000	100%	9/1/2017	6.45%		—	136,000	136,000
MERIDIAN MARK PLAZA	26,973	100%	8/1/2020	6.00%		—	26,973	26,973
333/555 NORTH POINT CENTER EAST	26,637	100%	11/1/2011	7.00%		26,637	—	26,637
100/200 NORTH POINT CENTER EAST	24,916	100%	6/1/2012	5.39%		—	24,916	24,916
LAKESHORE PARK PLAZA	17,636	100%	8/1/2012	5.89%		—	17,636	17,636
THE POINTS AT WATERVIEW	16,702	100%	1/1/2016	5.66%		—	16,702	16,702
600 UNIVERSITY PARK	12,354	100%	8/10/2011	7.38%		—	12,354	12,354
HANDY ROAD ASSOCIATES (PRIME + 1.0%, NOT LESS THAN 6%)	3,374	50%	3/30/2011	6.00%		—	3,374	3,374
OTHER	171	100%	11/18/2010	4.13%		—	171	171

TOTAL CONSOLIDATED	514,363			5.91%		101,237	413,126	514,363	3.6

UNCONSOLIDATED DEBT
CF MURFREESBORO ASSOCIATES (LIBOR + 3.00%) ($113.2MM FACILITY)	104,041	50%	7/20/2013	3.26%		26,220	25,800	52,020
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	48,959	50%	6/1/2013	5.90%		—	24,480	24,480
TEN PEACHTREE PLACE	26,924	50%	4/1/2015	5.39%		—	13,462	13,462
MSREF/TERMINUS 200 LLC (LIBOR + 2.50%) ($92MM FACILITY)	42,254	20%	12/31/2013	2.76%		—	8,451	8,451
PINE MOUNTAIN BUILDERS (LIBOR + 4%, NOT LESS THAN 5%)	1,704	50%	6/11/2011	5.00%		—	852	852
TEMCO
BENTWATER LINKS (LIBOR + 6.5%)	2,963	50%	5/23/2012	6.76%		—	1,482	1,482
CL REALTY
SUMMER LAKES (PRIME + 1.5%)	1,430	50%	8/22/2011	4.75%		—	715	715
WATERFORD PARK (PRIME + 1.5%)	1,126	50%	11/8/2011	4.75%		—	563	563
MCKINNEY VILLAGE PARK (LIBOR + 2.25%)	355	50%	3/28/2011	2.51%		—	178	178

TOTAL UNCONSOLIDATED	229,756			4.05%		26,220	75,983	102,203	3.0

TOTAL ADJUSTED DEBT	$744,119			5.34%		$127,457	$489,109	$616,566	3.4

INVESTMENT ENTITY DEBT (4)
CHARLOTTE GATEWAY VILLAGE	100,377	50%	12/1/2016	6.41%		—	50,188	50,188	6.2

TOTAL	$844,496			5.47%		$127,457	$539,297	$666,754	3.7

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	The interest rate on this instrument is LIBOR plus a spread of 1.75% to 2.25%, based on certain calculations. The Company has an interest rate swap which effectively fixes $40 million of LIBOR-based floating rate debt at 2.995% through October 2010. This facility may be extended for one year, provided certain conditions are met.

(3)	The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.

(4)	An investment entity is defined as an entity where the Company (a) has a fixed commitment to the venture, (b) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings and (c) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenant calculations in the Company’s credit facility.

Note:	During the third quarter, CP Venture Five repaid The Avenue East Cobb mortgage loan using proceeds from capital contributions by the partners. The partners are negotiating a new loan that management believes will close in the fourth quarter of 2010.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
SAME PROPERTY GROWTH
Third Quarter 2010 Compared to Second Quarter 2010
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	Q2 2010	Q3 2010	% Change	Q2 2010	Q3 2010	%Change	Q2 2010	Q3 2010	%Change	Q2 2010	Q3 2010	Q2 2010	Q3 2010
RENTAL PROPERTY REVENUES	$43,402	$43,631		$22,482	$22,389		$65,884	$66,020		$4,115	$2,708	$69,999	$68,728

RENTAL PROPERTY OPERATING EXPENSES	17,699	18,141		7,460	6,805		25,159	24,946		1,776	1,109	26,935	26,055

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$25,703	$25,490	-0.8%	$15,022	$15,584	3.7%	$40,725	$41,074	0.9%	$2,339	$1,599	$43,064	$42,673

RENTAL PROPERTY REVENUES	$43,402	$43,631		$22,482	$22,389		$65,884	$66,020		$4,115	$2,708	$69,999	$68,728
Less: STRAIGHT-LINE RENTS	1,468	1,419		391	410		1,859	1,829		524	808	2,383	2,637
AMORTIZATION OF LEASE INDUCEMENTS	(304)	(305)		(60)	(67)		(364)	(372)		(1)	(62)	(365)	(434)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	20	24		0	0		20	24		0	0	20	24

CASH BASIS RENTAL PROPERTY REVENUES (1)	42,218	42,493		22,151	22,046		64,369	64,539		3,592	1,962	67,961	66,501

RENTAL PROPERTY OPERATING EXPENSES	17,699	18,141		7,460	6,805		25,159	24,946		1,776	1,109	26,935	26,055

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$24,519	$24,352	-0.7%	$14,691	$15,241	3.7%	$39,210	$39,593	1.0%	$1,816	$853	$41,026	$40,446

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$43,402	$43,631		$22,482	$22,389		$65,884	$66,020		$4,115	$2,708	$69,999	$68,728
RENTAL PROPERTY OPERATING EXPENSES	17,699	18,141		7,460	6,805		25,159	24,946		1,776	1,109	26,935	26,055

	$25,703	$25,490		$15,022	$15,584		$40,725	$41,074		$2,339	$1,599	$43,064	$42,673

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$20,657	$20,979
DISCONTINUED OPERATIONS (3)												1,685	33
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												4,966	5,114

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												27,308	26,126
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												15,756	16,547

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
PROPERTY OPERATING EXPENSES												$43,064	$42,673

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
SAME PROPERTY GROWTH
Nine Months 2010 Compared to Nine Months 2009
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	9M 2009	9M 2010	% Change	9M 2009	9M 2010	% Change	9M 2009	9M 2010	% Change	9M 2009	9M 2010	9M 2009	9M 2010
RENTAL PROPERTY REVENUES	$118,778	$119,127		$58,488	$56,863		$177,266	$175,990		$29,480	$31,436	$206,746	$207,426

RENTAL PROPERTY OPERATING EXPENSES	49,897	49,895		20,244	18,121		70,141	68,016		9,876	10,326	80,017	78,342

RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$68,881	$69,232	0.5%	$38,244	$38,742	1.3%	$107,125	$107,974	0.8%	$19,604	$21,110	$126,729	$129,084

RENTAL PROPERTY REVENUES	$118,778	$119,127		$58,488	$56,863		$177,266	$175,990		$29,480	$31,436	$206,746	$207,426
Less: STRAIGHT-LINE RENTS	3,744	3,159		848	729		4,592	3,888		1,680	3,250	6,272	7,138
AMORTIZATION OF LEASE INDUCEMENTS	(770)	(903)		80	(171)		(690)	(1,074)		98	(50)	(592)	(1,124)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(58)	64		0	0		(58)	64		0	0	(58)	64

CASH BASIS RENTAL PROPERTY REVENUES (1)	115,862	116,807		57,560	56,305		173,422	173,112		27,702	28,236	201,124	201,348

RENTAL PROPERTY OPERATING EXPENSES	49,897	49,895		20,244	18,121		70,141	68,016		9,876	10,326	80,017	78,342

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$65,965	$66,912	1.4%	$37,316	$38,184	2.3%	$103,281	$105,096	1.8%	$17,826	$17,910	$121,107	$123,006

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$118,778	$119,127		$58,488	$56,863		$177,266	$175,990		$29,480	$31,436	$206,746	$207,426
RENTAL PROPERTY OPERATING EXPENSES	49,897	49,895		20,244	18,121		70,141	68,016		9,876	10,326	80,017	78,342

	$68,881	$69,232		$38,244	$38,742		$107,125	$107,974		$19,604	$21,110	$126,729	$129,084

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$58,132	$61,825
DISCONTINUED OPERATIONS (3)												5,226	3,558
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												14,732	15,032

COMPANY’S’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												78,090	80,415
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												48,639	48,669

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL
PROPERTY OPERATING EXPENSES												$126,729	$129,084

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures. It excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(2)	See reconciliation (C) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (G) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD
(A)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	12,355	17,978	15,890	676	718	1,884	1,882	5,160	928	1,454	3,145	5,527
	SECOND GENERATION BUILDING IMPROVEMENTS	999	510	5,439	786	215	151	187	1,339	81	270	192	543

		13,354	18,488	21,329	1,462	933	2,035	2,069	6,499	1,009	1,724	3,337	6,070

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	9,332	17,978	15,890	676	705	656	708	2,745	334	954	2,378	3,666
	SECOND GENERATION BUILDING IMPROVEMENTS	999	510	5,439	786	215	151	187	1,339	81	270	192	543

		10,331	18,488	21,329	1,462	920	807	895	4,084	415	1,224	2,570	4,209

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	3,023	0	0	0	13	1,228	1,174	2,415	594	500	767	1,861
	SECOND GENERATION BUILDING IMPROVEMENTS	0	0	0	0	0	0	0	0	0	0	0	0

		3,023	0	0	0	13	1,228	1,174	2,415	594	500	767	1,861

	TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	13,354	18,488	21,329	1,462	933	2,035	2,069	6,499	1,009	1,724	3,337	6,070

(B)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	315,149	676,189	942,239	945,269	943,792	700,700	590,208	590,208	580,979	580,378	514,363	514,363
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	172,085	170,166	196,874	201,948	204,502	198,501	197,055	197,055	195,250	158,290	152,391	152,391

	TOTAL DEBT INCLUDING SHARE OF JV’S	487,234	846,355	1,139,113	1,147,217	1,148,294	899,201	787,263	787,263	776,229	738,668	666,754	666,754

	SHARE OF INVESTMENT ENTITY DEBT	(110,718)	(72,873)	(65,160)	(63,166)	(61,501)	(59,639)	(55,100)	(55,100)	(53,485)	(51,835)	(50,188)	(50,188)

	ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	616,566	616,566

	RECOURSE DEBT	226,855	205,658	491,603	502,396	580,939	334,658	222,507	222,507	215,544	198,077	127,457	127,457
	NON-RECOURSE DEBT	149,661	567,824	582,350	581,655	505,854	504,904	509,656	509,656	507,200	488,756	489,109	489,109

	ADJUSTED DEBT	376,516	773,482	1,073,953	1,084,051	1,086,793	839,562	732,163	732,163	722,744	686,833	616,566	616,566

(C)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:

	OFFICE CONSOLIDATED PROPERTIES	28,802	44,460	64,423	13,550	15,225	15,201	13,139	57,115	14,743	14,991	14,696	44,430
	RETAIL CONSOLIDATED PROPERTIES	16,556	12,286	16,495	4,437	4,613	4,002	4,357	17,409	4,895	4,992	5,176	15,063
	INDUSTRIAL CONSOLIDATED PROPERTIES	405	1,949	1,542	355	369	400	444	1,568	533	615	1,092	2,240
	OTHER RENTAL OPERATIONS — CONSOLIDATED	206	82	(69)	(31)	26	(15)	50	30	18	59	15	92

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES — CONSOLIDATED	45,969	58,777	82,391	18,311	20,233	19,588	17,990	76,122	20,189	20,657	20,979	61,825

	RENTAL PROPERTY REVENUES	79,331	103,443	136,892	34,718	34,469	36,205	34,112	139,504	34,773	35,969	36,255	106,997
	RENTAL PROPERTY OPERATING EXPENSES	(33,362)	(44,666)	(54,501)	(16,407)	(14,236)	(16,617)	(16,122)	(63,382)	(14,584)	(15,312)	(15,276)	(45,172)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	45,969	58,777	82,391	18,311	20,233	19,588	17,990	76,122	20,189	20,657	20,979	61,825

(D)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	29,467	10,044	10,537	2,786	2,626	2,430	2,441	10,283	2,440	2,292	123	4,855
	LEASE TERMINATION FEES & OTHER INCOME	3,155	106	22	0	0	0	0	0	0	0	0	0
	RENTAL PROPERTY OPERATING EXPENSES	(10,850)	(2,990)	(2,774)	(908)	(923)	(785)	(569)	(3,185)	(600)	(607)	(90)	(1,297)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,772	7,160	7,785	1,878	1,703	1,645	1,872	7,098	1,840	1,685	33	3,558
	INTEREST INCOME	(246)	(138)	9	7	46	0	0	53	0	19	11	30
	INTEREST EXPENSE	0	(251)	(4,894)	(1,226)	(279)	0	0	(1,505)	0	0	0	0
	PROVISION FOR INCOME TAXES	(2)	0	0	0	0	0	0	0	0	0	0	0
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(71)	(41)	(33)	(4)	(4)	(4)	(4)	(16)	(4)	(1)	0	(5)

	FUNDS FROM OPERATIONS	21,453	6,730	2,867	655	1,466	1,641	1,868	5,630	1,836	1,703	44	3,583

	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(14,497)	(3,214)	(3,107)	(661)	(604)	(600)	(602)	(2,467)	(600)	(221)	(19)	(840)

	INCOME FROM DISCONTINUED OPERATIONS	6,956	3,516	(240)	(6)	862	1,041	1,266	3,163	1,236	1,482	25	2,743

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD
(E)	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
	CONSOLIDATED:
	RESIDENTIAL LOT AND OUTPARCEL SALES — CONSOLIDATED:
	LOT SALES	10,497	6,949	2,143	748	553	50	395	1,746	390	316	630	1,336
	OUTPARCEL SALES	6,788	3,000	4,850	1,800	2,775	1,100	0	5,675	13,429	0	0	13,429

	TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	17,285	9,949	6,993	2,548	3,328	1,150	395	7,421	13,819	316	630	14,765

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — CONSOLIDATED:
	LOT COST OF SALES	7,620	5,825	1,316	512	373	50	330	1,265	260	275	549	1,084
	OUTPARCEL COST OF SALES	5,132	1,983	2,460	1,218	1,650	929	(39)	3,758	8,836	0	0	8,836

	TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES	12,752	7,808	3,776	1,730	2,023	979	291	5,023	9,096	275	549	9,920

	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	(1)	1,698
	OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0

	RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET — CONSOLIDATED	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420	1,043	80	6,543

	SUMMARY — CONSOLIDATED:
	LOT SALES NET OF COST OF SALES	2,877	1,124	827	236	180	0	65	481	130	41	81	252
	OUTPARCEL SALES NET OF COST OF SALES	1,656	1,017	2,390	582	1,125	171	39	1,917	4,593	0	0	4,593
	TRACT SALES NET OF COST OF SALES	2,481	4,977	9,204	96	746	349	(6)	1,185	697	1,002	(1)	1,698
	OTHER INVESTMENT PROPERTY SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	11,867	8,184	1,407	113	0	0	(55)	58	0	0	0	0

	TOTAL CONSOLIDATED SALES, NET	18,881	15,302	13,828	1,027	2,051	520	43	3,641	5,420	1,043	80	6,543

	JOINT VENTURES:
	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES — JOINT VENTURES:
	LOT SALES	38,676	8,718	3,739	790	1,835	859	674	4,158	1,675	1,328	1,590	4,593
	OUTPARCEL SALES	0	0	0	0	0	0	0	0	516	0	0	516
	TRACT SALES	14,235	1,355	4,158	617	0	5	36	658	61	167	0	228

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES	52,911	10,073	7,897	1,407	1,835	864	710	4,816	2,252	1,495	1,590	5,337

	RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES — JOINT VENTURES:
	LOT COST OF SALES	30,459	6,896	2,944	695	1,625	648	659	3,627	1,155	870	1,193	3,218
	OUTPARCEL COST OF SALES	0	0	0	0	0	0	0	0	430	0	4	434
	TRACT COST OF SALES	7,560	704	966	382	0	1	11	394	15	65	(2)	78

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT COST OF SALES	38,019	7,600	3,910	1,077	1,625	649	670	4,021	1,600	935	1,195	3,730

	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET — JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652	560	395	1,607

	SUMMARY — JOINT VENTURES:
	LOT SALES NET OF COST OF SALES	8,217	1,822	795	95	210	211	15	531	520	458	397	1,375
	OUTPARCEL SALES NET OF COST OF SALES	0	0	0	0	0	0	0	0	86	0	(4)	82
	TRACT SALES NET OF COST OF SALES	6,675	651	3,192	235	0	4	25	264	46	102	2	150

	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET — SHARE OF JOINT VENTURES	14,892	2,473	3,987	330	210	215	40	795	652	560	395	1,607

	TOTAL RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES, NET OF COST OF SALES	33,773	17,775	17,815	1,357	2,261	735	83	4,436	6,072	1,603	475	8,150

(F)	MULTI-FAMILY SALES AND COST OF SALES:
	CONSOLIDATED:
	MULTI-FAMILY SALES — CONSOLIDATED:
	MULTI-FAMILY SALES	23,134	20	8,444	0	1,185	9,228	20,428	30,841	10,146	7,943	6,637	24,726
	MULTI-FAMILY COST OF SALES	(19,403)	124	(7,330)	0	(1,185)	(7,372)	(17,072)	(25,629)	(7,970)	(6,108)	(5,190)	(19,268)

	MULTI-FAMILY SALES — CONSOLIDATED, NET	3,731	144	1,114	0	0	1,856	3,356	5,212	2,176	1,835	1,447	5,458

	JOINT VENTURES:
	MULTI-FAMILY SALES — JOINT VENTURES:
	MULTI-FAMILY SALES	56,734	(66)	23,291	0	0	0	175	175	389	0	0	389
	MULTI-FAMILY COST OF SALES	(46,562)	(3,261)	(21,147)	0	0	0	(116)	(116)	(266)	0	(3)	(269)
	OTHER, NET	171	3,142	(252)	(1)	2	0	55	56	(6)	45	168	207

	MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	327

	TOTAL MULTI-FAMILY FFO	14,074	(41)	3,006	(1)	2	1,856	3,470	5,327	2,293	1,880	1,612	5,785

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

		2006	2007	2008	2009 1st	2009 2nd	2009 3rd	2009 4th	2009	2010 1st	2010 2nd	2010 3rd	2010 YTD
(G)	INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
	OPERATING EXPENSES:
	OFFICE PROPERTIES	18,629	7,006	7,473	2,925	3,077	3,074	2,975	12,051	2,976	2,987	3,121	9,084
	RETAIL PROPERTIES	6,215	4,822	7,406	1,913	1,901	1,842	1,929	7,585	1,976	1,979	1,993	5,948

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY
	OPERATING EXPENSES	24,844	11,828	14,879	4,838	4,978	4,916	4,904	19,636	4,952	4,966	5,114	15,032
	RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES, NET OF COST OF SALES	14,892	2,473	3,987	330	210	215	40	795	652	560	395	1,607
	MULTI-FAMILY SALES, NET OF COST OF SALES	10,343	(185)	1,892	(1)	2	0	114	115	117	45	165	327
	INTEREST EXPENSE	(3,534)	(3,378)	(4,567)	(1,045)	(1,023)	(958)	(909)	(3,935)	(899)	(947)	(1,187)	(3,033)
	OTHER EXPENSE	(248)	(1,252)	372	(172)	(589)	(343)	(175)	(1,279)	392	223	42	657
	IMPAIRMENT LOSS	0	0	(347)	0	(2,619)	(21,563)	0	(24,182)	0	0	0	0
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(12)	(5)	(79)	(10)	(14)	(10)	(12)	(46)	(6)	(5)	(6)	(17)

	FUNDS FROM OPERATIONS — UNCONSOLIDATED JOINT VENTURES	46,285	9,481	16,137	3,940	945	(17,744)	3,962	(8,897)	5,208	4,842	4,523	14,573
	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	135,618	1,186	0	28	(16)	0	0	12	0	0	0	0
	DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,819)	(4,571)	(6,416)	(2,148)	(2,160)	(2,182)	(2,264)	(8,754)	(2,288)	(2,448)	(2,344)	(7,080)

	NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	173,084	6,096	9,721	1,820	(1,231)	(19,926)	1,698	(17,639)	2,920	2,394	2,179	7,493

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment Entity debt is not included in any of the financial covenant calculations in the Company’s credit facility. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to borrow additional funds.
     “Fixed Charges Ratio” represents the ratio of EBITDA, as defined in the Company’s credit facility, to Fixed Charges, as defined. EBITDA generally represents net income before interest, taxes, depreciation and amortization, subject to various adjustments. Fixed Charges generally represents interest expense, preferred dividends and ground lease payments. Both EBITDA and Fixed Charges include the proportionate share of the Company’s unconsolidated entities.
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Certain Debt” is FFO adjusted to exclude loss on extinguishment of debt associated with property sales, which the Company has presented in the year ended December 31, 2006 in addition to NAREIT-defined FFO. During 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment, approximately $2.8 million, as a loss on extinguishment of debt. Also during 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company believes the charges in 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Leverage Ratio” represents the calculation of Debt to Total Assets, as defined in the Company’s credit facility. Both Debt and Total Assets include the proportionate share of the Company’s unconsolidated entities.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Rental Property Revenues includes rental property revenues of the Company and its unconsolidated joint ventures. Cash Basis Rental Property Revenues excludes straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents. Same Properties include those office and retail properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.